Exhibit 10.3.3

July 8, 2013

Sportsman’s Warehouse, Inc.

7035 South High Tech Drive

Midvale, Utah 84047

Ladies and Gentlemen:

Reference is hereby made to that certain Credit Agreement dated as of May 28, 2010 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (in such capacity, the “Lead Borrower”), as agent for the Borrowers from time to time party thereto (individually, a “Borrower” and, collectively with the Lead Borrower, the “Borrowers”), (ii) the Borrowers, (iii) the Guarantors from time to time party thereto, (iv) the Lenders from time to time party thereto, and (v) WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), in its capacity as administrative agent (in such capacity herein, the “Administrative Agent”), collateral agent and swing line lender. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

Pursuant to the terms of Section 2.15 of the Credit Agreement, the Lead Borrower has requested, and the Lenders have agreed, to increase the Aggregate Commitments by an amount equal to $15,000,000 (the “Increase”) in the aggregate on the date hereof (the “Increase Effective Date”). Attached hereto as Exhibit A is a certificate of each Loan Party dated as of the Increase Effective Date signed by a Responsible Officer of such Loan Party and making the certifications set forth in Section 2.15(e) of the Credit Agreement. Attached hereto as Exhibit B is a revised Schedule 2.01 to the Credit Agreement setting forth the Commitments and Applicable Percentages of the Lenders after giving effect to the Increase. The Loan Parties hereby acknowledge and agree that, upon giving effect to the Increase, the aggregate amount of additional increases to the Aggregate Commitments available to be requested under Section 2.15 of the Credit Agreement after the Increase Effective Date is $0.

As consideration for the Lenders’ agreement to provide the Increase, on the Increase Effective Date, the Borrowers hereby agree to pay to the Administrative Agent, for the ratable benefit of the Lenders, a commitment increase fee (the “Increase Fee”) in an amount equal to $15,000. The Increase Fee constitutes compensation for services rendered and does not constitute interest or a charge for the use of money. The Increase Fee shall (i) be fully earned when due, (ii) not be subject to refund or rebate under any circumstances, (iii) be paid in immediately available funds, and (iv) not be subject to reduction by way of setoff or counterclaim.

1

Sportsman’s Warehouse, Inc., et al

July 8, 2013

The Loan Parties agree to keep the provisions of the immediately preceding paragraph confidential and, except as may be otherwise required by applicable securities laws, not to disclose same to any other Person (including, without limitation, any proposed or actual lender or participant in the credit facility), other than the Loan Parties’ respective directors, officers, counsel and other advisors, each of whom agree to abide by these confidentiality provisions, without the Administrative Agent’s prior written consent.

The parties hereto acknowledge and agree that (i) this letter agreement (this “Agreement”) shall constitute a Loan Document for all purposes, and (ii) this Agreement is a supplement to, and shall not constitute an amendment to or novation of, the Fee Letter, which Fee Letter remains in full force and effect.

This Agreement shall be governed by and construed in accordance with, the laws of the State of New York.

This Agreement is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits upon, or create any rights in favor of, any Person other than the parties hereto.

This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart hereof.

Except as expressly set forth above, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.

[remainder of page intentionally left blank]

Please indicate your agreement with the terms of this Agreement by signing below. This Agreement is intended to take effect as a sealed instrument.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Peter Foley
Name:	Peter Foley
Title:	Director Duly Authorized Signatory

Signature Page – Side Letter regarding Increase to Aggregate Commitments

Acknowledged and Agreed:

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation, as Lead Borrower and as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation, as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

MINNESOTA MERCHANDISING CORP., a Minnesota corporation, as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company, as a Borrower

By:	Sportsman’s Warehouse, Inc., its Sole Member

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation, as a Guarantor

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

Signature Page – Side Letter regarding Increase to Aggregate Commitments

EXHIBIT A

Certificate

[See Attached]

OFFICER’S CERTIFICATE

July 8, 2013

Reference is hereby made to that certain Credit Agreement dated as of May 28, 2010 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by and among (i) SPORTSMAN’S WAREHOUSE, INC., a Utah corporation (in such capacity, the “Lead Borrower”), as agent for the Borrowers from time to time party thereto (individually, a “Borrower” and, collectively with the Lead Borrower, the “Borrowers”), (ii) the Borrowers, (iii) the Guarantors from time to time party thereto, (iv) the Lenders from time to time party thereto, and (v) WELLS FARGO BANK, NATIONAL ASSOCIATION (as successor by merger to Wells Fargo Retail Finance, LLC), in its capacity as administrative agent (in such capacity herein, the “Administrative Agent”), collateral agent and swing line lender. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement.

The Lead Borrower has requested that the Aggregate Commitments be increased by an amount equal to $15,000,000 (the “Increase”) on the date hereof (the “Increase Effective Date”). Pursuant to Section 2.15 of the Credit Agreement, the undersigned, in his capacity as a Responsible Officer of each Loan Party and not in any individual capacity, hereby certifies in connection with the Increase, on behalf of each Loan Party, to the Administrative Agent as follows:

(a) Attached hereto as Exhibit A are resolutions adopted by each Loan Party approving the Increase, which the undersigned hereby certifies are complete and correct and have not been rescinded or revoked as of the date hereof;

(b) Both before and after giving effect to the Increase, the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(c) Both before and after giving effect to the Increase, no Default or Event of Default exists or would arise therefrom.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned Responsible Officer of each of the Loan Parties has duly executed this Officer’s Certificate as of the date above first written.

SPORTSMAN’S WAREHOUSE, INC., a Utah corporation, as Lead Borrower and as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC., a California corporation, as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

MINNESOTA MERCHANDISING CORP., a Minnesota corporation, as a Borrower

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

PACIFIC FLYWAY WHOLESALE, LLC, a Delaware limited liability company, as a Borrower

By:	Sportsman’s Warehouse, Inc., its Sole Member

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

SPORTSMAN’S WAREHOUSE HOLDINGS, INC., a Utah corporation, as a Guarantor

By:	/s/ Kevan Talbot
Name:	Kevan Talbot
Title:	Chief Financial Officer

EXHIBIT A

RESOLUTIONS

[See Attached]

EXHIBIT A

SPORTSMAN’S WAREHOUSE, INC.

RESOLUTIONS

WHEREAS, the Company is a Borrower pursuant to that certain Credit Agreement dated May 28, 2010 (as amended, modified, supplemented or restated and in effect from time to time, “Credit Agreement”) by and among Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender (“Agent”), the other lenders signatory thereto (collectively with Agent, the “Lenders”), the Company, Pacific Flyway Wholesale, LLC (“PFW”), Sportsman’s Warehouse Southwest, Inc. (“SWS”), and Minnesota Merchandising Corp. (“MMC”, and collectively with the Company, PFW and SWS, the “Borrowers”).

WHEREAS, pursuant to the terms of Section 2.15 of the Credit Agreement, the Lead Borrower has requested, and the Lenders have agreed, to increase the Aggregate Commitments by an amount equal to $15,000,000 (“Increase”) in the aggregate on July 1, 2013 or such other date to be agreed upon by Agent and Borrower (the “Increase Effective Date”).

WHEREAS, the terms of the Increase include (a) the payment of an increase fee in the amount of $15,000, and (b) recognition that following the Increase no additional increase in the Aggregate Commitments is available pursuant to the Credit Agreement (collectively, “Increase Terms”).

WHEREAS, the Increase Terms have been reviewed by the Board of Directors and have been deemed to be in the best interests of and within the express and implied powers of the Company.

WHEREAS, the Increase will be documented by a letter agreement dated as of the Increase Effective Date by and between Agent and Borrower (“Letter Amendment”); now therefore,

BE IT RESOLVED, that the Letter Amendment and the transaction contemplated thereby is hereby approved.

FURTHER RESOLVED, that any officer of the Company (each an “Authorized Officer”) be, and hereby is, authorized, for and on behalf of the Company, to execute the Letter Amendment, and to execute all such other documents and instruments and to take such further actions in connection therewith as required by the Letter Amendment or as such Authorized Officer or counsel for the Company may deem necessary or advisable, in such form and with such changes as are approved by the Authorized Officer executing such documents, such execution and delivery to be conclusive evidence of the due authorization and approval thereof by the Company, and each such executed document shall constitute a valid and binding obligation of the Company.

FURTHER RESOLVED, that the authorization of the Authorized Officers described in these resolutions shall continue in full force and effect until revoked by resolution of the Board of Directors of the Company and, in the event of such revocation, any officer of the

Company is hereby authorized, empowered and directed to deliver notice of such revocation to the Agent.

FURTHER RESOLVED, that all of the acts and doings of the Authorized Officers, whether heretofore or hereafter taken or done in connection with the transaction contemplated by the Letter Amendment which are consistent with the purpose and intent of the foregoing resolutions, are hereby in all respects, ratified, approved and confirmed.

EXHIBIT A

SPORTSMAN’S WAREHOUSE SOUTHWEST, INC.

RESOLUTIONS

WHEREAS, the Company is a Borrower pursuant to that certain Credit Agreement dated May 28, 2010 (as amended, modified, supplemented or restated and in effect from time to time, “Credit Agreement”) by and among Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender (“Agent”), the other lenders signatory thereto (collectively with Agent, the “Lenders”), the Company, Pacific Flyway Wholesale, LLC (“PFW”), Sportsman’s Warehouse, Inc. (“SWI”), and Minnesota Merchandising Corp. (“MMC”, and collectively with the Company, PEW and SWI, the “Borrowers”).

WHEREAS, pursuant to the terms of Section 2.15 of the Credit Agreement, the Lead Borrower has requested, and the Lenders have agreed, to increase the Aggregate Commitments by an amount equal to $15,000,000 (“Increase”) in the aggregate on July 1, 2013 or such other date to be agreed upon by Agent and Borrower (the “Increase Effective Date”).

WHEREAS, the terms of the Increase include (a) the payment of an increase fee in the amount of $15,000, and (b) recognition that following the Increase no additional increase in the Aggregate Commitments is available pursuant to the Credit Agreement (collectively, “Increase Terms”).

WHEREAS, the Increase Terms have been reviewed by the Board of Directors and have been deemed to be in the best interests of and within the express and implied powers of the Company.

WHEREAS, the Increase will be documented by a letter agreement dated as of the Increase Effective Date by and between Agent and Borrower (“Letter Amendment”); now therefore,

BE IT RESOLVED, that the Letter Amendment and the transaction contemplated thereby is hereby approved.

FURTHER RESOLVED, that any officer of the Company (each an “Authorized Officer”) be, and hereby is, authorized, for and on behalf of the Company, to execute the Letter Amendment, and to execute all such other documents and instruments and to take such further actions in connection therewith as required, by the Letter Amendment or as such Authorized Officer or counsel for the Company may deem necessary or advisable, in such form and with such changes as are approved by the Authorized Officer executing such documents, such execution and delivery to be conclusive evidence of the due authorization and approval thereof by the Company, and each such executed document shall constitute a valid and binding obligation of the Company.

FURTHER RESOLVED, that the authorization of the Authorized Officers described in these resolutions shall continue in full force and effect until revoked by resolution of the Board of Directors of the Company and, in the event of such revocation, any officer of the

Company is hereby authorized, empowered and directed to deliver notice of such revocation to the Agent.

FURTHER RESOLVED, that all of the acts and doings of the Authorized Officers, whether heretofore or hereafter taken or done in connection with the transaction contemplated by the Letter Amendment which are consistent with the purpose and intent of the foregoing resolutions, are hereby in all respects, ratified, approved and confirmed.

EXHIBIT A

MINNESOTA MERCHANDISING CORP.

RESOLUTIONS

WHEREAS, the Company is a Borrower pursuant to that certain Credit Agreement dated May 28, 2010 (as amended, modified, supplemented or restated and in effect from time to time, “Credit Agreement”) by and among Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender (“Agent”), the other lenders signatory thereto (collectively with Agent, the “Lenders”), the Company, Pacific Flyway Wholesale, LLC (“PFW”), Sportsman’s Warehouse, Inc. (“SWI”), and Sportsman’s Warehouse Southwest, Inc. (“SWS”, and collectively with the Company, PFW and SWI, the “Borrowers”).

WHEREAS, pursuant to the terms of Section 2.15 of the Credit Agreement, the Lead Borrower has requested, and the Lenders have agreed, to increase the Aggregate Commitments by an amount equal to $15,000,000 (“Increase”) in the aggregate on July 1, 2013 or such other date to be agreed upon by Agent and Borrower (the “Increase Effective Date”).

WHEREAS, the terms of the Increase include (a) the payment of an increase fee in the amount of $15,000, and (b) recognition that following the Increase no additional increase in the Aggregate Commitments is available pursuant to the Credit Agreement (collectively, “Increase Terms”).

WHEREAS, the Increase Terms have been reviewed by the Board of Directors and have been deemed to be in the best interests of and within the express and implied powers of the Company.

WHEREAS, the Increase will be documented by a letter agreement dated as of the Increase Effective Date by and between Agent and Borrower (“Letter Amendment”); now therefore,

BE IT RESOLVED, that the Letter Amendment and the transaction contemplated thereby is hereby approved.

FURTHER RESOLVED, that any officer of the Company (each an “Authorized Officer”) be, and hereby is, authorized, for and on behalf of the Company, to execute the Letter Amendment, and to execute all such other documents and instruments and to take such further actions in, connection therewith as required by the Letter Amendment or as such Authorized Officer or counsel for the Company may deem necessary or advisable, in such form and with such changes as are approved by the Authorized Officer executing such documents, such execution and delivery to be conclusive evidence of the due authorization and approval thereof by the Company, and each such executed document shall constitute a valid and binding obligation of the Company.

FURTHER RESOLVED, that the authorization of the Authorized Officers described in these resolutions shall continue in full force and effect until revoked by resolution of the Board of Directors of the Company and, in the event of such revocation, any officer of the

Company is hereby authorized, empowered and directed to deliver notice of such revocation to the Agent.

FURTHER RESOLVED, that all of the acts and doings of the Authorized Officers, whether heretofore or hereafter taken or done in connection with the transaction contemplated by the Letter Amendment which are consistent with the purpose and intent of the foregoing resolutions, are hereby in all respects, ratified, approved and confirmed.

EXHIBIT A

PACIFIC FLYWAY WHOLESALE, LLC

RESOLUTIONS

WHEREAS, the Company is a Borrower pursuant to that certain Credit Agreement dated May 28, 2010 (as amended, modified, supplemented or restated and in effect from time to time, “Credit Agreement”) by and among Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender (“Agent”), the other lenders signatory thereto (collectively with Agent, the “Lenders”), the Company, Minnesota Merchandising Corp. (“MMC”), Sportsman’s Warehouse, Inc. (“SWI”), and Sportsman’s Warehouse Southwest, Inc. (“SWS”, and collectively with the Company, MMC and SWI, the “Borrowers”).

WHEREAS, pursuant to the terms of Section 2.15 of the Credit Agreement, the Lead Borrower has requested, and the Lenders have agreed, to increase the Aggregate Commitments by an amount equal to $15,000,000 (“Increase”) in the aggregate on July 1, 2013 or such other date to be agreed upon by Agent and Borrower (the “Increase Effective Date).

WHEREAS, the terms of the Increase include (a) the payment of an increase fee in the amount of $15,000, and (b) recognition that following the Increase no additional increase in the Aggregate Commitments is available pursuant to the Credit Agreement (collectively, “Increase Terms”).

WHEREAS, the Increase Terms have been reviewed by the Board of Directors and have been deemed to be in the best interests of and within the express and implied powers of the Company.

WHEREAS, the Increase will be documented by a letter agreement dated as of the Increase Effective Date by and between Agent and Borrower (“Letter Amendment”); now therefore,

BE IT RESOLVED, that the Letter Amendment and the transaction contemplated thereby is hereby approved.

FURTHER RESOLVED, that any officer of the Company (each an “Authorized Officer”) be, and hereby is, authorized, for and on behalf of the Company, to execute the Letter Amendment, and to execute all such other documents and instruments and to take such further actions in connection therewith as required by the Letter Amendment or as such Authorized Officer or counsel for the Company may deem necessary or advisable, in such faun and with such changes as are approved by the Authorized Officer executing such documents, such execution and delivery to be conclusive evidence of the due authorization and approval thereof by the Company, and each such executed document shall constitute a valid and binding obligation of the Company.

FURTHER RESOLVED, that the authorization of the Authorized Officers described in these resolutions shall continue in, full force and effect until revoked by resolution of the Board of Directors of the Company and, in the event of such revocation, any officer of the Company is hereby authorized, empowered and directed to deliver notice of such revocation to the Agent.

FURTHER RESOLVED, that all of the acts and doings of the Authorized Officers, whether heretofore or hereafter taken or done in connection with the transaction contemplated by the Letter Amendment which are consistent with the purpose and intent of the foregoing resolutions, are hereby in all respects, ratified, approved and confirmed.

EXHIBIT A

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

RESOLUTIONS

WHEREAS, the Company is a Guarantor of the obligations of the Borrowers (defined below) pursuant to that certain Credit Agreement dated May 28, 2010 (as amended, modified, supplemented or restated and in effect from time to time, “Credit Agreement”) by and among Wells Fargo Bank, National Association (as successor by merger to Wells Fargo Retail Finance, LLC), as Administrative Agent, Collateral Agent and Swing Line Lender (“Agent”), the other lenders signatory thereto (collectively with Agent, the “Lenders”), Sportsman’s Warehouse, Inc. (“SWI”), Pacific Flyway Wholesale, LLC (“PFW”), Minnesota Merchandising Corp. (“MMC”), and Sportsman’s Warehouse Southwest, Inc. (“SWS”, and collectively with SWI, PFW and SWI, the “Borrowers”).

WHEREAS, pursuant to the terms of Section 2.15 of the Credit Agreement, the Lead Borrower has requested, and the Lenders have agreed, to increase the Aggregate Commitments by an amount equal to $15,000,000 (“Increase”) in the aggregate on July 1, 2013 or such other date to be agreed upon by Agent and Borrower (the “Increase Effective Date”).

WHEREAS, the terms of the Increase include (a) the payment of an increase fee in the amount of $15,000, and (b) recognition that following the Increase no additional increase in the Aggregate Commitments is available pursuant to the Credit Agreement (collectively, “Increase Terms”).

WHEREAS, the Increase Terms have been reviewed by the Board of Directors and have been deemed to be in the best interests of and within the express and implied powers of the Company.

WHEREAS, the Increase will be documented by a letter agreement dated as of the Increase Effective Date by and between Agent, Borrowers, and the Company (“Letter Amendment”); now therefore,

BE IT RESOLVED, that the Letter Amendment and the transaction contemplated thereby is hereby approved.

FURTHER RESOLVED, that any officer of the Company (each an “Authorized Officer”) be, and hereby is, authorized, for and on behalf of the Company, to execute the Letter Amendment, and to execute all such other documents and instruments and to take such further actions in connection therewith as required by the Letter Amendment or as such Authorized Officer or counsel for the Company may deem necessary or advisable, in such form and with such changes as are approved by the Authorized Officer executing such documents, such execution and delivery to be conclusive evidence of the due authorization and approval thereof by the Company, and each such executed document shall constitute a valid and binding obligation of the Company.

FURTHER RESOLVED, that the authorization of the Authorized Officers described in these resolutions shall continue in full force and effect until revoked by resolution of the Board of Directors of the Company and, in the event of such revocation, any officer of the Company is hereby authorized, empowered and directed to deliver notice of such revocation to the Agent.

FURTHER RESOLVED, that all of the acts and doings of the Authorized Officers, whether heretofore or hereafter taken or done in connection with the transaction contemplated by the Letter Amendment which are consistent with the purpose and intent of the foregoing resolutions, are hereby in all respects, ratified, approved and confirmed.

EXHIBIT B

Schedule 2.01

Commitments and Applicable Percentages

Lender	Commitment	Pro Rata Share
Wells Fargo Bank, National Association	$75,000,000.00	100%

TOTAL	$75,000,000.00	100%